PLEASE  CROSS-REFERENCE TO:
                                                     Security  Deed  recorded in
                                                     Deed Book  4611,  Page 581,
                                                     Dekalb   County,    Georgia
                                                     records   and    Regulatory
                                                     Agreement  recorded in Deed
                                                     Book    4611,    Page   587
                                                     aforesaid records.


                              ASSUMPTION AGREEMENT

     THIS AGREEMENT, entered into this 19th day of December, 1997, by VININGS COMMUNITIES, L.P., a Delaware limited partnership, (the "Owner") in favor of REILLY MORTGAGE GROUP, INC., the holder of that certain Security Deed from Windrush Partners, Ltd. in favor of Trust Company Mortgage, dated May 6, 1982, recorded in Deed Book 4611, Page 581, Dekalb County, Georgia records, as modified and assigned (the "Mortgage", and the property conveyed thereby, the "Property").

                                WITNESSETH, THAT:

         In consideration of the consent of the Secretary of Housing and Urban Development to the transfer of the Property to the Owner, and in order to comply with the requirements of the Secretary of Housing and Urban Development, the National Housing Act, and the Regulations adopted pursuant thereto, the Owner agrees to assume, except as limited below, and be bound by said Mortgage and note secured by the Mortgage (the "Note"), and that certain Regulatory Agreement dated May 6, 1982, recorded in Deed Book 4611, Page 587, Dekalb County, Georgia records, as modified (the "Regulatory Agreement").

         The Owner does not assume personal liability for payments due under said Note and Mortgage, or for payments to the reserve for replacements under the Regulatory Agreement, or for matters not under its control, provided that the Owner shall remain liable under said Regulatory Agreement only with respect to the matters hereinafter stated, namely:

(a) for funds or property of the project coming into its hands which, by the provisions thereof, it is not entitled to retain; and

(b) for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof.

         The Owner is to be bound by said Mortgage, Note and Regulatory Agreement, subject to the foregoing limitation of personal liability, from the date of this agreement to the same extent as if it had been an original party to said instrument.

         The Owner agrees that there shall be full compliance with the provisions of (1) any laws prohibiting discrimination in housing of the basis of race, color, creed or national origin; and (2) with the Regulations of the Federal Housing Administration providing for no discrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the Owner is identified.

         IN WITNESS WHEREOF, the duly authorized officers of Owner have signed and sealed this Deed on the day and year first above written.


Signed, sealed and delivered            VININGS COMMUNITIES, L.P.,
in the presence of:                     a Delaware limited partnership

                                   By:  Vinings Investment Properties Trust,
/s/ Cynthia Samuels                     a Massachusettes Business Trust,
-----------------------                 as General Partner
Unofficial Witness


                                   By:     /s/ Stephanie A. Reed
/s/ Cynthia S. Ford                        ------------------------
----------------------             Title:  Vice President
Notary Public

My Commission Expires:
5/2/98
--------

 [NOTARIAL SEAL]